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                                                                   EXHIBIT 10.45

                   AMENDMENT TO MASTER BENEFIT TRUST AGREEMENT

         Effective October 1, 2000, the Master Benefit Trust Agreement between BANK ONE TRUST COMPANY, N.A. (the "Trustee') and FLOWSERVE CORPORATION (the "Company") is being amended under the following circumstances:

                  A. The Company and Bank One, Dayton entered into a First Master Benefit Trust Agreement (the "Trust") on October 1, 1987, as amended.

                  B. The Trustee is the successor to Bank One, Dayton and is currently serving as Trustee under the Trust.

                  C. As permitted by Section 13.2 of the Trust, the Company and the Trustee desire to amend the Trust as follows.

         NOW, THEREFORE, the Company and the Trustee agree as follows:

         1. The Trust is hereby amended by adding the following sentence at the end of Section 5.5:

                  "Notwithstanding the above right to substitute assets in this
                  Section 5.5, the Company shall not substitute assets for shares of Flowserve Corporation common stock held by the Trust pursuant to any compensation plan."

         2. Except as specifically amended hereby, the Trust shall remain in full force and effect.

         IN WITNESS WHEREOF, the Company and the Trustee have caused this instrument to be executed by their duly authorized officers this 26th day of January, 2001.

                            FLOWSERVE CORPORATION

                            By:  /s/ Ronald F. Shuff
                                 ---------------------------------------------
                                 Ronald F. Shuff
                                 Vice President, Secretary and General Counsel



                            BANK ONE TRUST COMPANY, N.A.

                            By:  /s/ Karen Mann
                                 ---------------------------------------------
                                 Karen Mann
                                 Institutional Client Advisor